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                                                                     Exhibit 23



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS






      As independent public accountants, we hereby consent to the incorporation of our reports included or incorporated by reference in this Form 10-K, into the Company's previously filed Form S-8 Registration Statement Nos. 2-86550, 33-26276, 33-31446, 333-06981, 333-24335 and 333-87047 and into previously filed
Form S-3 Registration Statement Nos. 33-57332 and 33-61070.





                                                           ARTHUR ANDERSEN LLP




Houston, Texas
April 26, 2000